UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  July 15, 2004


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-24363                33-0102707
(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)          Identification No.)



        [16815 Von Karman Avenue, Irvine, CA]                   92606
       (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code: [(949) 553-6655]

ITEM 9.  REGULATION FD DISCLOSURE.

Interplay Entertainment Corp. (the "Company") has reached agreement with Atari Interactive, Inc. and Vivendi Universal Games, Inc.("Vivendi") that will allow Vivendi to resume North American distribution, pursuant to its pre-existing agreement with the Company, of certain Dungeons & Dragons games, including Baldur's Gate: Dark Alliance II.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERPLAY ENTERTAINMENT CORP.



July 15, 2004                                /S/ HERVE CAEN
                                            -------------------------------
                                            Herve Caen
                                            Chief Executive Officer and
                                            Interim Chief Financial Officer


                                       3